SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  July 24, 1996

                            STARSIGHT TELECAST, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   California
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                 (State or other jurisdiction of incorporation)

               0-21902                                     94-3003250
        ---------------------               ------------------------------------
        (Commission File No.)               (IRS Employer Identification Number)


                         39650 Liberty Street, 3rd Floor
                                Fremont, CA 94538
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (510) 657-9900
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              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

         On July 24, 1996 and July 29, 1996, the Registrant issued a press release and a media alert, included as Exhibits 99.1 and 99.2, respectively, regarding an award by the American Arbitration Association to the Registrant of $15 million in monetary damages plus attorney's fees against Scientific-Atlanta, Inc. for breach of contract, including misappropriating the Registrant's intellectual property. In addition to the monetary award, the Registrant was granted certain injunctive relief prohibiting Scientific-Atlanta from accepting any new customer orders for any products incorporating any interactive electronic program guide for a period of three years. Information which is set forth in the Registrant's press release and media alert is incorporated herein by reference.

Item 7.  Financial Statements Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1     Press Release dated July 24, 1996

                  99.2     Media Alert dated July 29, 1996

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STARSIGHT TELECAST, INC.


Dated:  July 30, 1996                   By:     /s/ Martin W. Henkel
                                                -----------------------------
                                                 Martin W. Henkel
                                                 Executive Vice President
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS






Exhibits          Description
- --------          -----------

99.1              Text of Press Release
                  dated July 24, 1996

99.2              Text of Media Alert
                  dated July 29, 1996